Earnings per share - Summary of Amounts and Numbers Used in Calculation of Net Income Attributable to NHI Shareholders Per Share (Basic and Diluted) (Detail) (JPY ¥)
In Millions, except Share data, unless otherwise specified
12 Months Ended
	Mar. 31, 2014	Mar. 31, 2013	Mar. 31, 2012
Earnings per share
Basic-Net income attributable to NHI shareholders	¥ 213,591	¥ 107,234	¥ 11,583
Basic-Weighted average number of shares outstanding	3,709,830,989	3,692,795,953	3,643,481,439
Basic-Net income attributable to NHI shareholders per share	¥ 57.57	¥ 29.04	¥ 3.18
Diluted-Net income attributable to NHI shareholders	¥ 213,561	¥ 107,181	¥ 11,561
Diluted-Weighted average number of shares outstanding	3,826,496,369	3,777,360,671	3,680,124,235
Diluted-Net income attributable to NHI shareholders per share	¥ 55.81	¥ 28.37	¥ 3.14